A SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                          American Medical Alert Corp.
                       ----------------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]    No fee required

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1)      Title of each class of securities to which transaction applies:

         2)      Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)      Proposed maximum aggregate value of transaction:

         5)      Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                          AMERICAN MEDICAL ALERT CORP.
                              3265 LAWSON BOULEVARD
                            OCEANSIDE, NEW YORK 11572

                                                                    May 26, 2000



Dear Fellow Shareholders:

         You are cordially invited to attend our 2000 Annual Meeting of Shareholders, which will be held on Wednesday, June 28, 2000 at 10:30 a.m., at Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, 9th Floor, New York, NY 10174.

         The Notice of Annual Meeting and Proxy Statement which follows describes the business to be conducted at the meeting.

         Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at 2 Broadway, New York, New York 10004.

         Your vote is very important, and we would appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

                                            Cordially,


                                            HOWARD M. SIEGEL
                                            Chairman and Chief Executive Officer

                          AMERICAN MEDICAL ALERT CORP.

                              3265 LAWSON BOULEVARD
                            OCEANSIDE, NEW YORK 11572

                                   ----------

                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON WEDNESDAY JUNE 28, 2000

         To the Shareholders of American Medical Alert Corp.:

        NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders of American Medical Alert Corp. will be held at Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, 9th Floor, New York, NY, on Wednesday June 28, 2000 at 10:30 A.M., Eastern Daylight Time, to consider and act upon the following matters:

         1. the election of five (5) directors to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified;

         2.       the approval of the Company's 2000 Stock Option Plan;

         3. the approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock, par value $.01 per share ("Common Stock") of the Company from ten million shares to twenty million shares; and

         4. the transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

        Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

        The close of business on May 11, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

                                             By Order of the Board of Directors,


                                             JOHN ROGERS,
                                              Secretary

Oceanside, New York
May 26, 2000

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH SHAREHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. AN ENVELOPE, ADDRESSED TO THE COMPANY'S TRANSFER AGENT, IS ENCLOSED FOR THAT PURPOSE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                          AMERICAN MEDICAL ALERT CORP.

                              3265 LAWSON BOULEVARD
                            OCEANSIDE, NEW YORK 11572

                                ----------------

                                 PROXY STATEMENT

                                ----------------

        This Proxy Statement is being furnished to the holders of Common Stock, par value $.01 per share ("Common Stock"), of American Medical Alert Corp. (the "Company") in connection with the solicitation by and on behalf of its Board of Directors of proxies ("Proxy" or "Proxies") for use at the 2000 Annual Meeting of Shareholders (the "Meeting") to be held on Wednesday June 28, 2000 at 10:30 A.M., Eastern Daylight Time at Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, 9th Floor, New York, NY, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 2000 Annual Meeting of Shareholders.

        The cost of preparing, assembling and mailing the Notice of 2000 Annual Meeting of Shareholders, this Proxy Statement and the Proxies is to be borne by the Company. The Company will also reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares of Common Stock. The Company may retain an independent proxy solicitation firm to solicit Proxies. The cost of such Proxy solicitation will be borne by the Company. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, facsimile, telegraph or personal interview. The approximate mailing date of this Proxy Statement is May 26, 2000.

        Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be VOTED FOR the election of all nominees named herein to serve as directors, FOR the approval of the Company's 2000 Stock Option Plan and FOR the approval to increase the number of common shares to twenty million shares.

        A Proxy may be revoked by a shareholder at any time before its exercise by filing with John Rogers, the Secretary of the Company at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date or by attendance at the Meeting and voting in person. Attendance at the Meeting will not, in and of itself, constitute revocation of a Proxy.

        The close of business on May 11, 2000 has been fixed by the Board of Directors as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof. As of the Record Date, there were 6,415,241 shares of Common Stock outstanding. Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters to come before the Meeting.

        A majority of the total number of shares of the Company's Common Stock, issued and outstanding and entitled to vote, represented in person or by proxy, is required to constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for determining the presence of a quorum.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        At the Meeting, shareholders will elect five directors to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all properly executed Proxies received by the time of the Meeting FOR the election of Messrs. Howard M. Siegel, Leonard Herz, Peter Breitstone, Theodore Simon and Frederic S. Siegel (the "nominees") to serve as directors upon their nomination at the Meeting. All nominees are currently members of the Board of Directors. Each of Messrs. Howard M. Siegel, Herz, Breitstone, Simon and Frederic S. Siegel were elected by shareholders at the 1999 Annual Meeting of Shareholders. Each nominee has advised the Company of his willingness to serve as a director of the Company. In case any nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies FOR one or more alternative nominees who will be designated by the Board of Directors.

         The directors and executive officers of the Company, their ages and present positions with the Company are as follows:

NAME                                 AGE       POSITION WITH THE COMPANY
----                                 ---       -------------------------
Howard M. Siegel                     66        Chairman of the Board, President,
                                               Chief Executive Officer and Director
Leonard Herz                         68        Director
Peter Breitstone                     46        Director
Theodore Simon                       64        Director
Frederic S. Siegel                   30        Vice President - Sales and Marketing and Director


INFORMATION ABOUT NOMINEES

        Set forth below is certain information with respect to each nominee:

         HOWARD M. SIEGEL, 66, has been the Company's Chairman of the Board, President and Chief Executive Officer and a director for more than the past five years. Mr. Siegel also served as the Company's Chief Financial Officer for more than the past five years, prior to the Company hiring Corey M. Aronin to serve in such capacity in September, 1996.

         LEONARD HERZ, 68, has been a director of the Company since June 1993. He has been the President of Leonard Herz and Associates, a financial consulting firm since 1982. Leonard Herz and Associates is located in Denver, Colorado. Mr. Herz is a certified public accountant.

         PETER BREITSTONE, 46, has been a director of the Company since March 1994. He has been the President of Breitstone & Co., Ltd., an insurance brokerage and consulting firm located in Cedarhurst, New York, since December 1989. He is also the President of Shinecock Insurance Ltd., a company providing reinsurance. He has served in such capacity since December 1987. Mr. Breitstone has also been a practicing attorney in New York for more than the past five years.

         THEODORE SIMON, 64, has served as the Senior Vice President of Engineering of Fire Burglary Instruments, a division of Pittway Corp., since 1990. Prior to 1990, Mr. Simon served as President of that company prior to its acquisition by Pittway.

         FREDERIC S. SIEGEL, 30, has been a director of the Company since September 1998 and has served as Vice President of Sales and Marketing for the Company since July 1998. Mr. Siegel joined the Company in April 1994 and has held various sales and marketing positions with the Company. From October 1991 to October 1994, Mr. Siegel served as a benefits consultant for J.N. Savasta Corp. Mr. Siegel also serves as a director of Nursing Sister Homecare, a division of Catholic Health Services of Long Island.

INFORMATION ABOUT NON-DIRECTOR EXECUTIVE OFFICERS

         The following is a brief summary of the background of each executive officer of the Company who is not also a director of the Company:

         COREY M. ARONIN, 47, joined the Company in September 1996 as the Chief Financial Officer. Previously, Mr. Aronin held senior financial positions. From December 1995 to May 1996, he served as the Executive Vice President of Finance at Affiliated Island Grocers, Inc. From August 1982 until November 1995, Mr. Aronin served as the controller and Treasurer at Golden Simcha Poultry, Inc., a closely held corporation, in which Mr. Aronin was a shareholder. Mr. Aronin is a certified public accountant.

         JACK RHIAN, 45, joined the Company in January 2000 as Vice President and Chief Operating Officer. From November 1994 until February 1999, he served as Executive Vice President and Chief Operating Officer of Transcare New York, Inc. a medical transportation company. From March 1988 through November 1994 he served as Chief Operating Officer of Nationwide Nassau Ambulance Service. Previously, Mr. Rhian held senior management positions in the delivery of health care services. Mr. Rhian holds a Masters Degree in Public Administration. Mr. Rhian serves as an appointee to the New York State Emergency Medical Services Counsel.

NON-DIRECTOR-SIGNIFICANT OFFICERS

         JOHN LESHER, 45, became the Company's Vice President, Engineering in March 1991. Prior thereto and from 1989, Mr. Lesher served as a senior engineer at the Company's former Bristol, Pennsylvania facility. From May 1984 to November 1988, Mr. Lesher served as the Operations and Manufacturing Director of Advanced Graphic Systems, Inc. (a subsidiary of Automation and Printing International Technology, Inc.), a company engaged in the sale and marketing of computerized printing equipment. Mr. Lesher holds a doctorate degree in Electrical Engineering / Computer Engineering.

         JOHN ROGERS, 53, joined the Company in 1984 as the Manager of the Emergency Response, Installation and Service Center. He became the Company's Vice President, Operations in July 1993. Additionally, he has been the Secretary of the Company since July 1993. Prior to joining the Company he was employed at Technical Liaison Corporation from 1969 through May 1984 as Installation & Service Manager.

         There is no family relationship between any of the directors, executive officers or significant officers of the Company, with the exception of Howard M. Siegel and Frederic S. Siegel. Howard M. Siegel is the father of Frederic S. Siegel.

BOARD OF DIRECTOR MEETINGS

        The Board of Directors is responsible for the affairs and the business of the Company. During the Company's fiscal year ended December 31, 1999, the Board of Directors held six meetings. During such year, the Board of Directors did not act by written consent.

COMMITTEES

        The Stock Option Committee of the Board of Directors consists of Messrs. Howard M. Siegel, Leonard Herz, Peter Breitstone and Theodore Simon. The function of the Stock Option Committee is to administer the Company's employee stock option plans. During the Company's fiscal year ended December 31, 1999, the Stock Option Committee held two meetings and did not act by written consent.

        The Audit Committee of the Board of Directors consists of Messrs. Leonard Herz, Peter Breitstone and Theodore Simon. The function of the Audit Committee is to review and advise the Board of Directors with respect to matters concerning the financial condition and operations of the Company, to nominate independent auditors, subject to approval of the Company's Board of Directors, and to examine and consider matters related to the audit of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent auditors' engagement and their compensation, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent auditors and management, and matters of concern to the independent auditors resulting from the audit, including the results of the independent auditors' review of internal accounting controls. During the fiscal year ended December 31, 1999, the Audit Committee held one meeting and did not act by written consent. In December 1999, both the SEC and Nasdaq adopted new rules relating to Audit Committees. In response to the SEC and Nasdaq rules, the Board of Directors is currently reviewing an Audit Committee Charter which will specifically define the responsibilities and obligations of the Audit Committee. The Board of Directors expects to adopt an Audit Committee Charter prior to June 14, 2000, which will be in compliance with the new SEC and Nasdaq rules.

        The Compensation Committee of the Board of Directors consists of Messrs. Howard M. Siegel, Leonard Herz, Peter Breitstone and Theodore Simon. The Compensation Committee reviews and discusses executive compensation for the Company's executive officers and makes recommendations to the Board of Directors in connection therewith. During the fiscal year ended December 31, 1999, the Compensation Committee held one meeting and acted on one occasion by unanimous written consent.

        The  Board  of  Directors  has  no  standing   Executive  or  Nominating
Committees.

        Each incumbent director attended at least 75% of the aggregate of all meetings of the Board of Directors, the Stock Option Committee, the Audit Committee and the Compensation Committee, if a member thereof.

COMPENSATION OF DIRECTORS

        Pursuant to the Company's 1997 Stock Option Plan, the Board automatically grants options to purchase 10,000 shares of the Company's Common Stock to non-employee directors in July of each year. The Board of Directors may from time to time authorize the grant of stock options to directors in connection with attendance at Board of Director meetings, at such times and in amounts as determined by the Board in its sole discretion. In addition, each director receives $750 for each meeting of the Board of Directors attended. No person receives any fees in connection with attendance at meetings of committees of the Board of Directors.

 EXECUTIVE OFFICERS

         The Executive Officers of the Company are Howard M. Siegel, Chairman of the Board, President and Chief Executive Officer, Corey M. Aronin, Chief Financial Officer, and Jack Rhian, Vice President and Chief Operating Officer. The other Significant Officers of the Company are John Lesher, Vice

President, Engineering, Frederic S. Siegel, Vice President Sales and Marketing and John Rogers, Vice President, Operations and Secretary. Information regarding each of these persons is provided above.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as to the ownership of shares of the Company's Common Stock, as of April 24, 2000, with respect to (a) holders known to the Company to beneficially own more than five percent of the outstanding Common Stock of the Company, (b) each director and nominee, (c) the executive officers named in the Summary Compensation Table under the caption "Executive Compensation" below and (d) all directors and executive officers of the Company as a group. The Company understands that, except as noted below, each beneficial owner has sole voting and investment power with respect to all shares attributable to such owner.

Name and Address                               Amount and Nature of                 Percent of
Beneficial Owner(1)                            Beneficial Ownership                 Class (2)
--------------------                           --------------------                 ---------

Howard M. Siegel                                      1,125,496(3)                     17.3 %

Leonard Herz                                             57,000(4)                       *
254 Garfield Street
Denver, Colorado  80206

Peter Breitstone                                         35,000(5)                       *
534 Willow Avenue
Cedarhurst, New York 11516

Theodore Simon                                          171,570(6)                      2.7 %
35 Melrose Road
Dix Hills, New York 11746

Frederic S. Siegel                                      175,951(7)                      2.7 %

Corey M. Aronin                                          64,327(8)                       *

John Lesher                                              80,067(9)                      1.2 %

All directors and executive
officers as a group
(7 persons)                                           1,709,411(10)                    25.1 %

(1) Except as otherwise indicated, the address of each individual listed is c/o the Company at 3265 Lawson Boulevard, Oceanside, New York 11572.

(2) Asterisk indicates less than 1%. Shares subject to options are considered outstanding only for the purpose of computing the percentage of outstanding Common Stock which would be owned by the optionee if the options were so exercised, but (except for the calculation of beneficial ownership by all directors and executive officers as a group) are not considered outstanding for the purpose of computing the percentage of outstanding Common Stock owned by any other person.

(3) Includes 93,229 shares subject to currently exercisable stock options and 19,300 shares held by Mr. Siegel as custodian for his son. Does not include options granted by the Company to Mr. Siegel contingent upon approval by the Company's shareholders of an option plan reserving sufficient shares for the grant.

(4)      Includes 35,000 shares subject to currently exercisable stock options.

(5)      Includes 35,000 shares subject to currently exercisable stock options.

(6) Includes 50,801 shares held by Mr. Simon as custodian for three of his children. Mr. Simon disclaims beneficial ownership of such shares. Also includes 20,000 shares subject to currently exercisable stock options.

(7) Includes 19,300 shares held by Mr. Howard M. Siegel as custodian for Frederic S. Siegel and 81,651 shares subject to currently exercisable stock options.

(8) Includes 2,000 shares held by Mr. Aronin's wife as custodian for their child. Also includes 57,027 shares subject to currently exercisable stock options.

(9)      Includes 80,067 shares subject to currently exercisable stock options.

(10)     Includes  options  indicated in notes (3),  (4), (5), (6), (7), (8) and
         (9).

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission and furnish copies of those reports to the Company. Each of Messrs. Corey Aronin, Leonard Herz, Frederic S. Siegel, Howard M. Siegel and Theodore Simon failed to timely file an Annual Statement of Changes in Beneficial Ownership of Securities on Form 5. Each of Messrs. Leonard Herz and Howard M. Siegel failed to timely file a statement of Changes in Beneficial Ownership on Form 4.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning the annual and long-term compensation of the Company's Chief Executive Officer and the three most highly compensated executive officers who were serving at the end of the fiscal year ended December 31, 1999, each of whose salary and bonus exceeded $100,000 for the fiscal year ended December 31, 1999, for services rendered in all capacities to the Company and its subsidiary during the Company's 1997, 1998 and 1999 fiscal years. No other person earned compensation in excess of $100,000. The listed individuals shall be hereinafter referred to as the "Named Executive Officers."

                                                                                  Long-Term
      Name and                               Annual Compensation                  Compensation
      Principal                              -------------------                  --------------
      Position               Year            Salary              Bonus             Options(#)
---------------------------- ----            ------              -----             ----------

Howard M. Siegel             1999           $230,000             0                  35,442
  Chairman of the            1998           $215,000             0                  19,183
  Board, President           1997           $200,000             0                   9,200
  and Chief Executive
  Officer

Corey M. Aronin              1999           $123,333             0                  19,090
 Chief Financial Officer     1998           $106,666             0                  26,420
                             1997            $93,333             0                   3,517

John Lesher                  1999           $100,000            $3,500              15,000
  Vice President-            1998           $105,000             0                   7,825
  Engineering                1997            $92,512             0                   5,313

Frederic S. Siegel           1999           $125,000             0                  23,846
  Vice President-            1998            $83,481             0                  32,799
  Sales and Marketing        1997            $61,775             0                   3,840


OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table contains information concerning options granted during the Company's 1999 fiscal year to the Named Executive Officers. All such options were granted under the Company's 1997 Stock Option Plan or the Company's 1991 Stock Option Plan, as amended.

                                                 Percent
                                                 of Total
                                                 Options
                                                 Granted to            Exercise
                               Number of         Employees in          Price             Expiration
      Name                      Options          Fiscal Year           Per Share         Date
-----------------              ---------         ------------          ---------         ----
Howard M. Siegel                   24,000           16.18%              $4.1938          01/04/2004
                                   11,442            8.10%              $2.6125          09/16/2004
Corey M. Aronin                    12,500            8.42%              $3.8125          01/04/2004
                                    6,590            4.66%              $2.3750          09/16/2004
John Lesher                        10,000            6.74%              $3.8125          01/04/2004

                                    5,000            3.54%              $2.3750          09/16/2004
Frederic S. Siegel                 16,500           11.12%              $3.8125          01/04/2004
                                    7,346            5.20%              $2.3750          09/16/2004

OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUE

         The following table sets forth certain information concerning the number of shares of Common Stock acquired upon the exercise of stock options during the year ended December 31, 1999 and the number and value at December 31, 1999 of shares of Common Stock subject to unexercised options held by the Named Executive Officers.

                                                                          Number of
                                                                          Securities             Value of
                                                                          Underlying             Unexercised
                                                                          Unexercised            In-the-Money
                                                                          Options/SARs           Options/SARs
                                                                          at FY-End (#)          at FY-End ($)
                      Shares Acquired                                     Exercisable/           Exercisable/
    Name              On Exercise (#)        Value Realized ($)           Unexercisable          Unexercisable
    ----              ---------------        ------------------           -------------          -------------
  Howard M. Siegel           ---                     ---                     80,657/0                     0/0

  Corey M. Aronin            ---                     ---                     49,027/0                     0/0

  John Lesher                ---                     ---                     76,307/0               $142.69/0

  Frederic S. Siegel         ---                     ---                     64,774/0                $63.81/0


COMPENSATION COMMITTEE AND INSIDER PARTICIPATION

         The Board of Directors has a Compensation Committee, of which Mr. Howard M. Siegel is a member. The Compensation Committee advises the Board of Directors with respect to executive officer compensation.

EMPLOYMENT AGREEMENTS

         The Company has entered into an employment agreement with Mr. Howard M. Siegel pursuant to which he is employed full-time as the Company's Chairman of the Board, President and Chief Executive Officer. The agreement expires in December 2002 and provides for an annual base salary of $260,000 for the year 2000, $290,000 for the year 2001 and $320,000 for the year 2002. As an inducement for Mr. Siegel to enter into the employment agreement, Mr. Siegel will receive, contingent upon approval by the Company's shareholders of an option plan reserving sufficient shares for the grant, options to purchase up to 160,000 shares of the Company's Common Stock, at an exercise price of $2.75 per share. The term of exercise will be five years from the date of grant and all such options will be immediately exercisable.

         Mr. Siegel will receive additional compensation for any year that the Company's pre-tax income, as defined in the employment agreement, exceeds $2,000,000. Mr. Siegel will receive an amount equal to 8% of the Company's pre-tax income between $2,000,000 and $3,000,000, 9% of the Company's pre-tax income between $3,000,000 and $4,000,000 and 10% of the Company's pre-tax income in excess of $4,000,000. Such additional compensation may be paid to Mr. Siegel, at his option, in cash, Common Stock of the Company or a combination of both.

        In the event of his death during the term of the employment agreement, Mr. Siegel's estate or such other person as he shall designate shall be entitled to receive his base salary for a period of one year from the date of his death. In the event that Mr. Siegel should become disabled and be unable to perform his duties for a period of one hundred eighty (180) consecutive days or an aggregate of more than one hundred and eighty (180) days in any 12 month period, the Company may terminate the employment agreement after the expiration of such period. In such event, Mr. Siegel shall be entitled to receive his base salary and any additional compensation earned for such fiscal year pro rated to the date of termination. In addition, in the event there is a "change in control" and Mr. Siegel terminates his employment with the Company within 180 days following such "change in control", Mr. Siegel will be entitled to his base salary, the additional compensation described in the preceding paragraph, any benefits or awards earned through his last day of employment and a lump sum payment equal to 2.99 times his average annual total compensation for the past 5 years.

         The Company has entered into an employment agreement with Mr. Corey M. Aronin pursuant to which he is employed full-time as the Company's Chief Financial Officer. The agreement expires in August 2000 and provides for an annual base salary of $130,000 plus additional compensation as determined by the Board of Directors. As an inducement to Mr. Aronin to continue his employment, the Company granted Mr. Aronin, pursuant to the Company's 1997 Stock Option Plan, 15,000 stock options at an exercise price of $2.75 per share. The term of exercise is five years from the date of grant and all such options are immediately exercisable.

         In the event of his death during the term of the employment agreement, Mr. Aronin's estate or such other person as he shall designate shall be entitled to receive his base salary for a period of one year from the date of his death. In the event that Mr. Aronin should become disabled and be unable to perform his duties for a period of one hundred eighty (180) consecutive days or an aggregate of more than one hundred and eighty (180) days in any 12 month period, the Company may terminate the employment agreement after the expiration of such period. In such event, Mr. Aronin shall be entitled to receive his base salary and any additional compensation earned for such fiscal year pro rated to the date of termination. In addition, in the event there is a "change in control" and Mr. Aronin terminates his employment with the Company within 180 days following such "change in control", Mr. Aronin will be entitled to his base salary, the additional compensation described in the preceding paragraph, any benefits or awards earned through his last day of employment and a lump sum payment equal to his average annual total compensation for the past 5 years.

         The Company has entered into an employment  agreement with Mr. Frederic
S. Siegel pursuant to which he is employed full-time as the Company's Vice President of Marketing. The agreement expires in September 2000 and provides for an annual base salary of $110,000. In addition, Mr. Siegel shall receive as additional compensation: a commission in the amount of 3% on all incremental sales above 105% of 1997 sales, compounded by an additional 5% annually; a commission in the amount of .0375% on any increased net income above the base year 1997 so long as the Company's pre-tax income increases on a year to year basis; stock options, pursuant to the Company's 1991 or 1997 Stock Option Plans or other option plans which may be adopted in the future, to purchase a number of shares of Common Stock equal to 5% of the total compensation paid to him during each semi-annual stock option grant period; and options to purchase a number of shares of Common Stock equal to 2.5% of the incremental sales above 105% of 1997 sales, compounded by an additional 5% annually.

         In the event of his death during the term of the employment agreement, Mr. Siegel's estate or such other person as he shall designate shall be entitled to receive his base salary for a period of one year from the date of his death. In the event that Mr. Siegel should become disabled and be unable to perform his duties for a period of one hundred eighty (180) consecutive days or an aggregate of more than one hundred and eighty (180) days in any 12 month period, the Company may terminate the employment agreement after the expiration of such period. In such event, Mr. Siegel shall be entitled to receive his base salary and any additional compensation earned for such fiscal year pro rated to the date of termination. In addition, in the event there is a "change in control" and Mr. Siegel terminates his employment with the Company within 180 days following such "change in control", Mr. Siegel will be entitled to his base salary, the additional compensation described in the preceding paragraph, any benefits or awards earned through his last day of employment and a lump sum payment equal to 1.99 times his average annual total compensation for the past 5 years.

         The Company has entered into an employment agreement with Mr. Jack Rhian pursuant to which he is employed full-time as the Company's Vice President and Chief Operating Officer. The agreement expires in January 2002 and provides for an annual base salary of $125,000. In addition, contingent upon approval by the Company's shareholders of an option plan reserving sufficient shares for the grant of options, Mr. Rhian will receive options to purchase up to 100,000 shares of the Company's Common Stock at an exercise price of $2.00 per share. The options will vest in installments over a period of three years commencing on January 31, 2001. The term of the options will be 5 years from the date of vesting of each installment. The Company may pay Mr. Rhian additional compensation upon the achievement of certain goals and milestones to be determined and approved by the Compensation Committee.

         In the event that Mr. Rhian should become disabled and be unable to perform his duties for a period of sixty (60) consecutive days or an aggregate of more than ninety (90) days in any 12 month period, the Company may terminate the employment agreement after the expiration of such period. In such event, Mr. Rhian shall be entitled to receive his base salary and additional compensation earned for such fiscal year, if any, pro rated to the date of termination.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company's executive offices and primary Monitoring Center are located in a 5,600 square foot facility at 3265 Lawson Boulevard, Oceanside, New York. On January 1, 1995, the Company entered into a five-year operating lease with Howard M. Siegel, CEO and President. In February 1998 the lease for this space and the adjoining 8,000 square foot parking lot was extended until September 30, 2007 (the "1995 Lease"). The 1995 Lease provides for a base annual rent of $74,600, subject to a 5% annual increase plus reimbursements for real estate taxes and other operating expenses. In October 1997, the Company entered into a separate ten-year operating lease for an additional 2,200 square feet of office space located in an adjacent building owned by Add on Properties, LLC, owned by Howard M. Siegel. The lease calls for an initial minimum annual rental of $36,000, subject to a 5% annual increase plus reimbursement for real estate taxes. In November 1999, an Addendum to the lease was entered into for an additional 2,200 square feet under the same terms and conditions stated in the original lease. The Company believes that the terms of this lease are no less favorable than could be obtained from an unaffiliated third party.

         The Company purchases all of its business insurance through Breitstone & Co., Ltd., an insurance brokerage and consulting firm which is owned by Mr. Peter Breitstone, a director of the Company. The annual commission currently earned by Breitstone & Co., Ltd. on such insurance is approximately

$15,000. The Company believes that the premiums paid to the various insurance carriers are competitive and the commissions paid to Breitstone & Co., Ltd. are customary in the insurance industry.

The Company has entered into an employment agreement with Mr. Frederic S. Siegel pursuant to which he is employed full-time as the Company's Vice President of Marketing. Mr. Frederic S. Siegel is the son of Mr. Howard M. Siegel, the Chairman of the Board, President and Chief Executive Officer of the Company. See "Item 10 - Employment Agreements".

                                   PROPOSAL 2

                APPROVAL OF THE COMPANY'S 2000 STOCK OPTION PLAN

         On March 17, 2000, the Board of Directors adopted, subject to shareholder approval at the Annual Meeting, the Company's 2000 Stock Option Plan. The 2000 Stock Option Plan is herein referred to as the "Plan". The Board of Directors believes that it is in the best interests of the Company to implement a comprehensive equity incentive program for the Company, which will provide a meaningful opportunity for officers, employees and non-employee directors to acquire a substantial proprietary interest in the Company and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the shareholders. The proceeds derived from the sale of shares subject to options will be used for general corporate purposes of the Company.

         The following summary of certain material features of the Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, a copy of which is set forth as Exhibit A to this Proxy Statement.

SHARES SUBJECT TO THE OPTION PLAN AND ELIGIBILITY

         The Plan authorizes the grant of options to purchase a maximum of 1,250,000 shares of the Company's Common Stock (subject to adjustment as described below) to employees (including officers and directors who are employees) and non-employee directors of, and consultants to, the Company. Upon expiration, cancellation or termination of unexercised options, the shares of the Company's Common Stock subject to such options will again be available for the grant of options under the Plan. All of the approximately 115 employees of the Company are currently eligible to receive grants of options under the Plan.

         Set forth in the table below is information as to the number of shares as to which options have been granted under the Company's 2000 Stock Option Plan to the Named Executive Officers, to each other person who has received 5% of such options, to all current executive officers as a group, to all current directors who are not executive officers as a group and to all current employees, including all current officers who are not executive officers, as a group.


                                                                      NUMBER OF
                   NAME                                                OPTIONS
                   ----                                                -------

                   Howard M. Siegel                                     160,000

                   Jack Rhian                                           100,000

                   All current executive officers as a group            260,000

                   All current directors who are not executive
                   officers as a group                                        0

                   All current employees, including all current
                   officers who are not executive officers, as a
                   group                                                      0

         On March  17,  2000,  the high and low sales  prices  of the  Company's
Common   Stock  as   reported  by  NASDAQ  were  $3.375  and  $2.75  per  share, respectively.

TYPE OF OPTIONS

         Options granted under the Plan may either be incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options which do not qualify as ISOs ("NQSOs").

ADMINISTRATION

         The Plan will be administered by a committee of the Board of Directors (the "Committee") consisting of at least two members of the Board, each of whom is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. It is also intended that each member of the Committee will be an "outside director" within the meaning of Section 162(m) of the Code. The current members of the Committee are Messrs. Howard M. Siegel, Herz, Breitstone and Simon.

         Among other things, the Committee is empowered to determine, within the express limits contained in the Plan: the employees and consultants to be granted options, the times when options shall be granted, whether an option is to be an ISO or a NQSO, the number of shares of Common Stock to be subject to each option, the exercise price of each option, the term of each option, the date each option shall become exercisable as well as any terms, conditions or installments relating to the exercisability of each option, whether and under what conditions to accelerate the date of exercise of any option or installment, the form of payment of the exercise price, the amount, if any, required to be withheld with respect to an option and, with the consent of the optionee, to modify an option. The Committee is also authorized to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for administering the Plan and to construe the Plan.

TERMS AND CONDITIONS OF OPTIONS

         Options granted under the Plan will be subject to, among other things, the following terms and conditions:

         (a) The exercise price of each option will be determined by the Committee; provided, however, that the exercise price of an ISO may not be less than the fair market value of the Company's Common Stock on the date of grant (110% of such fair market value if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

         (b) Options may be granted for terms determined by the Committee; provided, however, that the term of an ISO may not exceed 10 years (5 years if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

         (c) The maximum number of shares of the Company's Common Stock for which options may be granted to an employee in any calendar year is 300,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

         (d) The exercise price of each option is payable in full upon exercise or, if the applicable stock option contract
                  ("Contract") entered into by the Company with an optionee permits, in installments. Payment of the exercise price of an option may be made in cash, certified check or, if the applicable Contract permits, in shares of the Company's Common Stock or by the Company's withholding from the purchased shares an amount having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or any combination thereof.

         (e) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee or his or her legal representatives.

         (f) Except as may otherwise be provided in the applicable Contract, if the optionee's relationship with the Company as an employee or consultant is terminated for any reason (other than the death or disability of the optionee), the option may be exercised, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option. However, if the relationship is terminated either for cause or without the consent of the Company, the option will terminate immediately. In the case of the death of an optionee while an employee or consultant (or, generally, within three months after termination of such relationship, or within one year after termination of such relationship by reason of disability), except as otherwise provided in the Contract, his or her legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option. Except as otherwise provided in the Contract, an optionee whose relationship with the Company was terminated by reason of his or her disability may exercise the option, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option. Options are not affected by a change in the status of an optionee so long as he or she continues to be an employee of, or a consultant to, the Company.

         (g) The Company may withhold cash and/or shares of the Company's Common Stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option. Alternatively, the Company may require the optionee to pay the Company such amount, in cash, promptly upon demand.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

         Appropriate adjustments will be made in the number and kind of shares available under the Plan, in the number and kind of shares subject to each outstanding option and the exercise prices of such options, as well as the number of shares subject to future grants to non-employee directors and limitation on the number of shares that may be granted to any employee in any calendar year, in the event of any change in the Company's Common Stock by reason of any stock dividend, split-up, spin off, combination, reclassification, recapitalization, merger in which the Company is not the surviving corporation, exchange of shares or the like. In the event of (a) the liquidation or dissolution of the Company, or (b) a merger in which the Company is not the surviving corporation or a consolidation, the Board of Directors of the Company shall, as to outstanding options, either (i) make appropriate provisions for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided, only that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (ii) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

DURATION AND AMENDMENT OF THE PLAN

         No option may be granted under the Plan after March 17, 2010. The Board of Directors may at any time terminate or amend the Plan; provided, however, that, without the approval of the Company's shareholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares available for the grant of options or increase the maximum number of options that may be granted to an employee in any calendar year, (b) change the eligibility requirements for persons who may receive options or (c) make any changes for which applicable law or regulatory authority requires shareholder approval. No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without the optionee's consent.

FEDERAL INCOME TAX TREATMENT

         The following is a general summary of certain material federal income tax consequences of the grant and exercise of the options under the Plan and the sale of any underlying security. This description is based on current law which is subject to change, possibly with retroactive effect. This discussion does not purport to address all tax considerations relating to the grant and exercise of the options or resulting from the application of special rules to a particular optionee (including an optionee subject to the reporting and short-swing profit provisions under Section 16 of the Securities Exchange Act of 1934, as amended), and state, local, foreign and other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of any underlying security. An optionee should consult with the optionee's own tax advisors with respect to the tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of any underlying security.

(a)      ISOs Exercised With Cash
         ------------------------

                  No taxable income will be recognized by an optionee upon the grant or exercise of an ISO. The optionee's tax basis in the shares acquired upon the exercise of an ISO with cash will be equal to the exercise price paid by the optionee for such shares.

                  If the shares received upon exercise of an ISO are disposed of more than one year after the date of transfer of such shares to the optionee and more than two years from the date of grant of the option, the optionee will recognize long-term capital gain or loss on such disposition equal to the difference between the selling price and the optionee's basis in the shares, and the Company will not be entitled to a deduction. Long-term capital gain is generally subject to more favorable tax treatment than short-term capital gain or ordinary income.

                  If the  shares  received  upon  the  exercise  of an  ISO  are disposed of prior to the end of the two-years-from-grant/one-year-after-transfer holding period (a "disqualifying disposition"), the excess (if any) of the fair market value of the shares on the date of transfer of such shares to the optionee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed as ordinary income in the year of such disposition, and the Company generally will be entitled to a deduction in the year of disposition equal to such amount. Any additional gain or any loss recognized by the optionee on such disposition will be short-term or long-term capital gain or loss, as the case may be, depending upon the period for which the shares were held.

(b)      NQSOs Exercised With Cash
         -------------------------

                  No taxable income will be recognized by an optionee upon the grant of an NQSO. Upon the exercise of an NQSO, the excess of the fair market value of the shares received at the time of exercise over the exercise price therefor will be taxed as ordinary income, and the Company will generally be entitled to a corresponding deduction. The optionee's tax basis in the shares acquired upon the exercise of such NQSO will be equal to the exercise price paid by the optionee for such shares plus the amount of ordinary income so recognized.

                  Any gain or loss recognized by the optionee on a subsequent disposition of shares purchased pursuant to an NQSO will be short-term or long-term capital gain or loss, depending upon the period during which such shares were held, in an amount equal to the difference between the selling price and the optionee's tax basis in the shares.

(c)      Exercises  of  Options  Using  Previously  Acquired  Shares  or by  the
         -----------------------------------------------------------------------
         Company's Withholding Shares
         ----------------------------

                  If previously acquired shares are surrendered in full or partial payment of the exercise price of an option (whether an ISO or a NQSO), gain or loss generally will not be recognized by the optionee upon the exercise of such option to the extent the optionee receives shares which on the date of exercise have a fair market value equal to the fair market value of the shares surrendered in exchange therefor ("Replacement Shares"). If the option exercised is an ISO or if the shares used were acquired pursuant to the exercise of an ISO, the Replacement Shares are treated as having been acquired pursuant to the exercise of an ISO.

                  However, if an ISO is exercised with shares which were previously acquired pursuant to the exercise of an ISO but which were not held for the required two-years-from-grant/one-year-after-transfer holding period, there is a disqualifying disposition of such previously acquired shares. In such case, the optionee would recognize ordinary income on such disqualifying disposition equal to the difference between the fair market value of such shares on the date of exercise of the prior ISO and the amount paid for such shares (but not in excess of the gain realized). Special rules apply in determining which shares are considered to have been disposed of and in allocating the basis among the shares. No capital gain is recognized.

                  The optionee will have an aggregate basis in the Replacement Shares equal to the basis of the shares surrendered, increased by any ordinary income required to be recognized on the disposition of the previously acquired shares. The optionee's holding period for the Replacement Shares generally includes the period during which the surrendered shares were held.

                  Any shares received by the optionee on such exercise in addition to the Replacement Shares will be treated in the same manner as a cash exercise of an option for no consideration.

                  To the extent that an ISO is exercised by the Company's withholding shares, such exercise will result in a disqualifying disposition of the underlying shares and the excess (if any) of the fair market value of the shares on the date of transfer of such shares to the optionee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed as ordinary income in the year of such disposition, and the Company generally will be entitled to a deduction in the year of exercise equal to such amount. The exercise of a NQSO by the Company's withholding of shares will have the same federal tax consequences as the exercise of a NQSO with cash.

(d)      Alternative Minimum Tax
         -----------------------

                  In addition to the federal income tax consequences described above, an optionee who exercises an ISO may be subject to the alternative minimum tax, which is payable only to the extent it exceeds the optionee's regular tax liability. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price is an adjustment which increases the optionee's alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on disposition of the shares for alternative minimum tax purposes. If the optionee is required to pay an alternative minimum tax, the amount of such tax which is
                  attributable  to  deferral  preferences   (including  the  ISO
                  adjustment) is allowable as a tax credit against the optionee's regular tax liability (net of other non-refundable credits) in subsequent years. To the extent the credit is not used, it is carried forward. An optionee holding an ISO should consult with the optionee's tax advisors concerning the applicability and effect of the alternative minimum tax.

REQUIRED VOTE

         Approval of the Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal. If the Plan is not approved by shareholders on or before March 17, 2001, the Plan will terminate. The Board of Directors recommends a vote "FOR" approval of the Plan.

                                   PROPOSAL 3

                   PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE
                   OF INCORPORATION TO INCREASE THE NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK

         The Board of Directors has unanimously approved and recommends to shareholders that they consider and approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock, par value $.01 per share, from 10,000,000 shares to 20,000,000 shares. If the proposed amendment is approved, Article Fourth of the Company's Articles of Incorporation would be amended to read as set forth in Exhibit B attached to this proxy statement.

         The Board of Directors recommends the proposed increase in the authorized number of shares of Common Stock to insure that a sufficient number of authorized and unissued shares is available (i) to raise additional capital for the operations of the Company, (ii) for the financing of the acquisition of other businesses and (iii) to make options and shares available to employees, future non-employee directors and consultants of the Company as an incentive for services provided to the Company.

         Although it is not the purpose of the proposed amendment and the Board is not aware of any pending or proposed effort to acquire control of the Company, the authorized but unissued shares of Common Stock also could also be used by the Board to discourage, delay or make more difficult a change in control of the Company. This proposed amendment will not affect the rights of existing holders of Common Stock except to the extent that further issuances of Common Stock will reduce each existing shareholder's proportionate ownership.

         If the proposed amendment is approved, the additional shares of Common Stock, when issued, will have the same voting and other rights as the Company's currently authorized Common Stock. The present holders of Common Stock do not have preemptive rights to subscribe to additional shares of Common Stock. Such shares may be issued by the Board of Directors without further shareholder action except as required by law. The Company's present shareholders may be diluted by any future issuances of Common Stock.

         If the proposed amendment is adopted, there would be a total of an additional 10,000,000 authorized but unissued shares of Common Stock. As of the Record Date, the Company had 6,415,241 shares of Common Stock issued and outstanding and 1,154,079 shares of Common Stock reserved for future issuance upon exercise of certain options.

         If approved by the shareholders, the proposed amendment will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of New York amending the

Company's Certificate of Incorporation as set forth in Exhibit B attached to this Proxy Statement, which filing will be made as soon as reasonably practicable after shareholder approval.

REQUIRED VOTE

         Approval of the proposed amendment requires the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at the Annual Meeting. The Board of Directors recommends a vote FOR approval of the proposed amendment.

                               VOTING REQUIREMENTS

         Directors are elected by a plurality of the votes cast at the Meeting (Proposal 1). The affirmative vote of a majority of the votes cast at the meeting will be required to approve the Company's 2000 Stock Option Plan (Proposal 2). The affirmative vote of a majority of all outstanding shares entitled to vote will be required to approve and amendment to the Company's Certificate of Incorporation (Proposal 3). Abstentions and broker non-votes with respect to any matter are not considered as votes cast with respect to that matter. THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED A VOTE FOR EACH NOMINEE FOR DIRECTOR NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2 AND 3.

                                  MISCELLANEOUS

SHAREHOLDER PROPOSALS

         Any shareholder proposal intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company not later than January 21, 2001 for inclusion in the Company's proxy statement and form of proxy for that meeting.

OTHER MATTERS

         Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.

PROXIES

         All shareholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed Proxy.

                                           By Order of the Board of Directors,


                                           JOHN ROGERS
                                           Secretary

May 26, 2000

PROXY                   AMERICAN MEDICAL ALERT CORP.        PROXY

                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

         The undersigned holder of Common Stock of AMERICAN MEDICAL ALERT CORP., revoking all proxies heretofore given, hereby constitutes and appoints Howard M. Siegel and John Rogers and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 2000 Annual Meeting of Shareholders of AMERICAN MEDICAL ALERT CORP., to be held at the offices of Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, 9th Floor, New York, NY on Wednesday June 28, 2000 at 10:30 A.M., Eastern Daylight Time, and at any adjournments or postponements thereof.

         The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the Meeting and hereby revokes any Proxy or Proxies heretofore given.

         Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted (i) FOR all listed nominees to serve as directors, (ii) FOR the approval of the Company's 2000 Stock Option Plan, and (iii) FOR the approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock to twenty million shares, and in accordance with their discretion on such other matters as may properly come before the meeting.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

                       THE BOARD OF DIRECTORS RECOMMENDS A
                          VOTE FOR ALL LISTED NOMINEES.

1. Election of           FOR all nominees                    WITHHOLD AUTHORITY
   five Directors        listed (except as marked to the     to vote for all
                         listed nominees contrary)  [  ]     below  [  ]

Nominees: Howard M. Siegel, Leonard Herz, Peter Breitstone, Theodore Simon and Frederic S. Siegel.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CIRCLE THAT NOMINEE'S NAME IN THE LIST PROVIDED ABOVE.)

2. The approval of the Company's 2000 Stock Option Plan.

[  ]  FOR

[  ]  AGAINST

[  ]  ABSTAIN

3. The approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock to twenty million shares.

[  ]  FOR

[  ]  AGAINST

[  ]  ABSTAIN


4. The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.

         The shares represented by this Proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee listed above, (ii) FOR the approval of the Company's 2000 Stock Option Plan and (iii) FOR the approval to increase the authorized number of common shares to twenty million shares and in accordance with their discretion on such other matters as may properly come before the Meeting.

                                           Dated     _____________________,2000

                                           ----------------------------------

                                           ----------------------------------
                                                       Signature(s)

                                    (Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please identify the capacity in which you are acting.)

                                    EXHIBIT A
                                    ---------

                   PROPOSED FORM OF THE 2000 STOCK OPTION PLAN

                             2000 STOCK OPTION PLAN
                                       OF
                          AMERICAN MEDICAL ALERT CORP.

         1. Purposes of the Plan. This stock option plan (the "Plan") is intended to provide an incentive to employees (including directors and officers who are employees), and to consultants and directors who are not employees, of American Medical Alert Corp., a New York corporation (the "Company"), or any of its Subsidiaries (as such term is defined in Paragraph 19), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options which do not qualify as ISOs ("NQSOs"). The
Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

         2. Stock Subject to the Plan. Subject to the provisions of Paragraph 12, the aggregate number of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), for which options may be granted under the Plan shall not exceed 1,250,000 shares. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

         3. Administration of the Plan. The Plan will be administered by the Board, or by a committee (the "Committee") consisting of two or more directors appointed by the Board. Those administering the Plan shall be referred to herein as the "Administrators." Notwithstanding the foregoing, if the Company is or becomes a corporation issuing any class of common equity securities required to be registered under section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent necessary to preserve any deduction under Section 162(m) of the Code or to comply with Rule 16b-3 promulgated under the Exchange Act, or any successor rule ("Rule 16b-3"), any Committee appointed by the Board to administer the Plan shall be comprised of two or more directors each of whom shall be a "non-employee director," within the meaning of Rule 16b-3, and an "outside director," within the meaning of Treasury Regulation
Section 1.162-27(e)(3), and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3). Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

         Subject to the express provisions of the Plan, the Administrators shall have the authority, in their sole discretion, to determine the persons who shall be granted options; the times when they shall receive options; whether an option granted to an employee shall be an ISO or a NQSO; the type (i.e., voting or non-voting) and number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; the fair market value of a share of Common Stock; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject the exercise of all or any portion of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including without limitation restrictions or contingencies relating to (a) entering into a covenant not to compete with the Company, its Parent (if any) (as such term is defined in Paragraph 19) and any Subsidiaries, (b) financial objectives for the Company, any of its Subsidiaries, a division, a product line or other category and/or (c) the period of continued employment of the optionee with the Company or any of its Subsidiaries, and to determine whether such restrictions or contingencies have been met; the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or any Parent to withhold taxes or other amounts; whether an optionee has a Disability (as such term is defined in Paragraph 19); with the consent of the optionee, to cancel or modify an option, provided, however, that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification; provided, further, however, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to construe the respective Contracts and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any option granted under the Plan or any amendment to either which, under Rule 16b-3 or Section 162(m) of the Code, requires the approval of the Board of Directors, a committee of non-employee directors or the shareholders, in order to be exempt under Section 16(b) of the Exchange Act (unless otherwise specifically provided herein) or to preserve any deduction under Section 162(m) of the Code; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Administrators in their sole discretion. The determinations of the

Administrators on matters referred to in this Paragraph 3 shall be conclusive and binding on all parties. No Administrator or former Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

         4. Eligibility. The Administrators may from time to time, consistent with the purposes of the Plan, grant options to such employees (including officers and directors who are employees) of, or consultants to, the Company or any of its Subsidiaries, and to such directors of the Company who, at the time of grant, are not common law employees of the Company or of any of its Subsidiaries, as the Administrators may determine in their sole discretion. Such options granted shall cover such number of shares of Common Stock as the Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an option, any class of common stock of the Company (including without limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to options that may be granted to any employee during any calendar year under the Plan shall be 300,000 shares; provided, further, however, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted. Any option (or portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

         5. Exercise Price. The exercise price of the shares of Common Stock under each option shall be determined by the Administrators in their sole discretion; provided, however, that the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and provided, further, however, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

         The fair  market  value of a share of Common  Stock on any day shall be
(a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the Nasdaq Stock Market ("Nasdaq"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of the Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average of the highest bid and the lowest asked prices per share for the Common Stock on such day on Nasdaq, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (a), (b) and (c) of this Paragraph 5 are all inapplicable because the Company's Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Committee by any method consistent with any applicable regulations adopted by the Treasury Department relating to stock options.

         6. Term. Each option granted pursuant to the Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof, and provided further, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

         7. Exercise. An option (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments)
(a) in cash and/or by certified check, (b) with the authorization of the Committee, with previously acquired shares of Common Stock, (c) with the authorization of the Committee, by the Company withholding from the purchased shares an amount having an aggregate fair market value (determined in accordance with Paragraph 5), on the date of exercise, equal to the aggregate exercise price of all options being exercised, or (d) some combination thereof; provided, however, that in no case may shares be tendered or withheld if such tender or withholding would require the Company to incur a charge against its earnings for financial accounting purposes. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any option until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

         The Administrators may, in their sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of the optionee's irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

         An optionee shall not have the rights of a shareholder with respect to such shares of Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to the optionee for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired shares.

         In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

         8. Termination of Relationship. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment or consulting relationship with the Company (and its Parent and Subsidiaries) has terminated for any reason other than the death or Disability of the optionee may exercise any option granted to the optionee as an employee or consultant, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated either (a) for Cause (as defined in Paragraph 19), or
(b) without the consent of the Company, such option shall terminate immediately.

         For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

         Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated for any reason other than the optionee's death or Disability may exercise the options granted to the optionee as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if the optionee's directorship is terminated for Cause, such option shall terminate immediately.

         Nothing in the Plan or in any option granted under the Plan shall confer on any person any right to continue in the employ or as a consultant of the Company, its Parent or any of its Subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company, its Parent or any of its

Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

         9. Death or Disability of an Optionee. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is employed by, or a consultant to, the Company, its Parent or any of its Subsidiaries, (b) within three months after the termination of the optionee's employment or consulting relationship with the Company, its Parent and its Subsidiaries (unless such termination was for Cause or without the consent of the Company) or (c) within one year following the termination of such employment or consulting relationship by reason of the optionee's Disability, the options granted to the optionee as an employee of, or consultant to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the optionee's death, by the optionee's Legal Representative (as such term is defined in Paragraph 19), at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment or consulting relationship with the Company, its Parent and its Subsidiaries has terminated by reason of the optionee's Disability may exercise such options, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

         Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while the optionee is a director of the Company, (b) within three months after the termination of the optionee's directorship with the Company (unless such termination was for Cause) or (c) within one year after the termination of the optionee's directorship by reason of the optionee's Disability, the options granted to the optionee as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the optionee's death, by the optionee's Legal Representative at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated by reason of Disability, may exercise such options, to the extent exercisable on the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

         10. Compliance with Securities Laws. It is a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

         The Administrators may require, in their sole discretion, as a condition to the grant or exercise of an option, that the optionee execute and deliver to the Company the optionee's representations and warranties, in form, substance and scope satisfactory to the Administrators, which the Administrators determine is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation, that (a) the shares of Common Stock to be issued upon exercise of the option are being acquired by the optionee for the optionee's own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

         In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuance of shares of Common Stock thereunder, such option may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrators.

         11. Stock Option Contracts. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each option and Contract need not be identical.

         12. Adjustments upon Changes in Common Stock. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spinoff, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the maximum number of shares subject to options that may be granted to any employee in any calendar year, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor.

Notwithstanding the foregoing, no adjustment shall be made pursuant to this Paragraph 12 if such adjustment (a) would cause the Plan to fail to comply with
Section 422 of the Code or with Rule 16b-3 of the Exchange Act (if applicable to such option), or (b) would be considered as the adoption of a new plan requiring shareholder approval.

         In the event of a proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Board of Directors of the Company shall, as to outstanding options, either (a) make appropriate provision for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (b) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

         13. Amendments and Termination of the Plan. The Plan was adopted by the Board of Directors on March 17, 2000. No option may be granted under the Plan after March 17, 2010. The Board of Directors, without further approval of the Company's shareholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, or to comply with the provisions of Rule 16b-3 or Section 162(m) of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent shareholder approval, which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or change the maximum number of shares for which options may be granted to employees in any calendar year, (b) change the eligibility requirements for individuals entitled to receive options hereunder, or (c) make any change for which applicable law or any governmental agency or regulatory body requires shareholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of an optionee under any option granted under the Plan without such optionee's consent. The power of the Administrators to construe and administer any option granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

         14. Non-Transferability. No option granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or the optionee's Legal

Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

         15. Withholding Taxes. The Company, or its Subsidiary or Parent, as applicable, may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued upon exercise of an option or a combination of cash and shares, having an aggregate fair market value (determined in accordance with Paragraph 5) equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the optionee to pay to the Company such amount, in cash, promptly upon demand.

         16. Legends; Payment of Expenses. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in
Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

         The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

         17. Use of Proceeds. The cash proceeds to be received upon the exercise of an option under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

         18. Substitutions and Assumptions of Options of Certain Constituent Corporations. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the shareholders, substitute new options for prior options of a Constituent Corporation (as such term is defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

19.      Definitions.

         (a) "Cause", in connection with the termination of an optionee, shall mean (i) "cause," as such term (or any similar term, such as "with cause") is defined in any employment, consulting or other applicable agreement for services between the Company and such optionee, or (ii) in the absence of such an agreement, "cause" as such term is defined in the Contract executed by the Company and such optionee pursuant to Paragraph 11, or (iii) in the absence of both of the foregoing, (A) indictment of such optionee for any illegal conduct,
(B) failure of such optionee to adequately perform any of the optionee's duties and responsibilities in any capacity held with the Company, any of its Subsidiaries or any Parent (other than any such failure resulting solely from such optionee's physical or mental incapacity), (C) the commission of any act or failure to act by such optionee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or any Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, (D) any violation by such optionee of any Company rule or policy, or (E) any violation by such optionee of the requirements of such Contract, any other contract or agreement between the Company and such optionee or this Plan (as in effect from time to time); in each case, with respect to subsections (A) through (E), as determined by the Board of Directors.

         (b) "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

         (c) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

         (d) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

         (e) "Parent"  shall mean a "parent  corporation"  within the meaning of
Section 424(e) of the Code.

         (f) "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

         20. Governing Law. The Plan, such options as may be granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict or choice of law provisions.

         Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the
Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

         21. Partial Invalidity. The invalidity, illegality or unenforceability of any provision in the Plan, any option or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

         22. Shareholder Approval. The Plan shall be subject to approval by a majority of the votes present in person and by proxy entitled to vote hereon at a duly held meeting of the Company's shareholders at which a quorum is present. No options granted hereunder may be exercised prior to such approval, provided, however, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the shareholders of the Company on or before March 17, 2001, the Plan and any options granted hereunder shall terminate.

                                    EXHIBIT B
                                    ---------

           PROPOSED FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                          AMERICAN MEDICAL ALERT CORP.

               (UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW)

         1. The name of the corporation is American Medical Alert Corp.

         2. The Certificate of Incorporation of the corporation was filed by the Department of State on January 14, 1981.

         3. A Certificate of Amendment of the Certificate of Incorporation was filed in the office of the Department of State at Albany, New York on each of August 12, 1981, December 1, 1983 and July 2, 1997.

         4. The certificate of incorporation of the corporation is hereby amended by striking out the first sentence of Article Fourth thereof and by substituting in lieu of said first sentence of Article Fourth the following new first sentence of Article Forth:

         "The total number of shares of stock which the corporation shall have authority to issue shall be 21,000,000 of which 20,000,000 shall be common stock, par value $.01 per share, and 1,000,000 shares shall be preferred stock, par value $.01 per share."

         5. The amendment to the corporation's Certificate of Incorporation was authorized by vote of the board of directors followed by vote of the holders of a majority of all the outstanding shares of Common Stock of the corporation.

         IN WITNESS WHEREOF, we have executed this certificate this ___ day of June, 2000, and do hereby affirm under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

            -----------------------                     -----------------------
            Howard M. Siegel                            John Rogers
            Chairman and CEO                            Secretary